Supplement to PREMIER Accumulation Life Prospectus to Prospectus dated May 1, 2007, as supplemented

                  Supplement dated March 3, 2008

Effective April 30, 2008, Symetra Life Insurance Company is discontinuing new sales of the Premier Accumulation Life variable universal life insurance policy. As a current policy owner, your level of service will not be affected, you will continue to be able to make on-going contributions to your existing policy and you will still have all rights and benefits under the policy. If you have any questions about this change or about your Premier Accumulation Life variable universal life insurance policy, please contact us at the following:

For general correspondence, please
contact our Administrative Office at:
Symetra Life Insurance Company
PO Box 7902
London, KY 40742-9899
1-800-796-3872

For payments, please contact our Payment
Processing Center at:
PO Box 34815
Seattle, WA 98124

For overnight mail, please contact us at our Home Office:
777 108th Ave. NE, Suite 1200
Bellevue, WA 98004

On the internet, please go to:
http:\\www.symetra.com



The Section titled Limits on Excessive Transfers and Market Timing Activity on page 20 of the prospectus is replaced with the following:

LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity. The policy and the portfolios are not designed for excessive short term trading or professional market timing, or for organizations or other persons that make large, or frequent transfers. Such trading activity may be disruptive to portfolio management strategies by causing forced and unplanned portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a portfolio to maintain liquid assets rather than investing them for growth, resulting in lost opportunity costs that must be indirectly borne by policy owners. These disruptive activities may increase expenses and adversely affect sub-account performance, thereby negatively impacting long-term policy owners.

Detection and Deterrence.   Symetra Life discourages and does not accommodate
frequent transfers or market timing activity. Due to the potential adverse consequences to policy owners, we have established certain policies and procedures to aid us in detecting and deterring policy owners that may be engaging in frequent trading and/or market timing activities. These policies and procedures may restrict or eliminate the right to make transfers among sub-accounts if such trades are executed by you, a market timing firm or other third party authorized to initiate transfers or exchange transactions on your behalf.

In general, our market timing procedures detect market timing by identifying transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same sub-accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters.
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In general, we monitor for "roundtrip" transfers of the same sub-account within a thirty-day period. We also monitor for "inter-subaccount" transfers between any two sub-accounts within a sixty-day period. The following transactions will generally be reviewed for market timing activity:

	-	Any two roundtrip transfers in any rolling ninety-day period;
		and
	-	Any four inter-subaccount transfers occurring within a
		sixty-day period.

We will particularly scrutinize transactions involving those sub-accounts that are subject to abuse by market timing strategies, such as those sub-accounts that have an international investment profile. For example, if you transfer from American Century Investments VP International Fund to Fidelity VIP Money Market Portfolio followed by a transfer from Fidelity VIP Money Market Portfolio to American Century Investments VP International Fund within ten business days, we may conclude that you are engaging in market timing.

In addition, our procedures include reviewing trading volumes every day in each sub-account offered in your policy. We will note large or unusual trading volumes and determine if a pattern of frequent transfers is being made in particular sub-accounts by particular policy owners.

If we conclude that market timing or other disruptive trading patterns are being transacted by you (whether or not your transfers took place within five business days), we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for six months thereafter. If, after the six-month limitation is lifted, the market timing activity resumes, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for twelve months thereafter. In addition, we will require you to submit transfer requests via U.S. mail during that 12 month period. If transfer instructions are inadvertently accepted from you after you have been identified as a market timer, we will reverse the transaction within 1 to 2 business days.

In our sole discretion, we may revise our procedures at any time without prior notice to better detect and deter market timing or other disruptive trading to comply with regulatory requirements and/or to impose additional or alternate restrictions such as imposing dollar or percentage limits on transfers. If we modify our procedures, they will be applied uniformly to all policy owners.

If a transfer request is rejected or your transfer privileges have been restricted for any reason, we will attempt to inform you or your authorized agent by phone the next business day. If we do not succeed in reaching you or your authorized agent by phone, we will send a letter to your address of record. Our policies regarding transfer restrictions and rejections are applied uniformly, and we do not make exceptions for particular policy owners.

We will use our best efforts to prevent market timing and other abusive trading practices, but the determination of whether market timing is occurring is subjective. We may not be able to detect all market timers or short term traders, and we may not be able to prevent transfers by those we do detect.
In addition, the terms of the policy may also limit our ability to restrict or deter harmful transfers. If we are unable to detect or prevent market timing, the effect of such market timing may result in additional transaction costs for the sub-accounts and dilution of long-term portfolio owners' returns.Thus, your policy cash value may be lower due to lower returns in your sub-account investments.

Underlying Portfolio Frequent Trading Policies. The portfolio managers to whom we submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by us on behalf of all our variable life policy owners and variable annuity contract owners. Those portfolio managers may require us to investigate whether any of our policy owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If the portfolio managers believe you are engaged in market timing activity they may block you from making  transfers or
purchases to their portfolios.    In addition, Federal regulations require
us to provide individual transaction and policy owner information to the portfolio managers when requested. The portfolios to whom we submit purchase and redemption orders may adopt unique policies and procedures designed to deter excessive trading or market timing. Those policies and procedures, when applicable, are described in the prospectuses for each of the portfolios available for investment by you. In cases of large or frequent transfers, the portfolio managers or Symetra Life may reject trades that are determined to be detrimental to other portfolio shareholders or violate the portfolios' policies and procedures. Therefore, we reserve the right to reject, without prior notice, any transfer request to a sub-account if the portfolio manager rejects such trade or the trade violates a portfolio's policies and procedures. If a portfolio refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 to 2 business days.We will notify you or your authorized agent in writing or by phone if your transfer has been rejected or reversed. We further reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading. You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.

Omnibus Order. Policy owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the underlying portfolios generally are "omnibus" orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable life insurance policies (or variable annuity contracts), including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.